UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 9, 2021
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
Labcorp (NYSE: LH), a leading global life sciences company, today announced actions that its Board of Directors (the Board) and management team have taken to enhance shareholder returns. This includes:

a.Initiating a dividend in the second quarter of 2022. The Board is targeting a dividend payout ratio of between 15-20% of adjusted earnings;
b.Authorizing a $2.5 billion share repurchase program. As part of this program, $1 billion will be repurchased under an accelerated share repurchase plan;
c.Implementing a new LaunchPad business process improvement initiative, targeting savings of $350 million over the next three years;
d.Providing a longer-term outlook in connection with the announcement of Labcorp’s 2021 year-end results in addition to the Company’s annual guidance;
e.Providing additional business insights through enhanced disclosures beginning with Labcorp’s first quarter 2022 results; and
f.Continuing a commitment to profitable growth through investments in science, innovation and new technologies.

The above actions follow the conclusion of Labcorp’s thorough review of its structure and capital allocation strategy, as announced in March 2021. As part of the comprehensive review, extensive discussions were held with third parties and the Board considered a wide range of options, including significant acquisitions, divestitures, spinning off businesses, as well as spinning and merging those businesses with strategic partners. The Board unanimously concluded that the Company’s existing structure is in the best interest of all stakeholders at this time and represents compelling opportunities to grow and create significant shareholder value. Management and the Board are committed to continuing to evaluate all avenues for enhancing shareholder value.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Exhibit Name
Exhibit 99.1	Press release dated December 9, 2021 issued by Labcorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

December 9, 2021